GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund” or the “Rising Dividend Growth Fund”)

Supplement dated July 1, 2014 to the

Prospectus dated February 28, 2014 (“Prospectus”)

The purpose of this Supplement is to inform you of certain changes to the compensation paid to Dividend Assets Capital, LLC (“DAC” or “Sub-Adviser”) by Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for DAC’s services as Sub-Adviser to the Fund.

Effective immediately, the Prospectus is modified as follows.

The third paragraph under “Service Providers—Management Fees and Other Expenses” is replaced in its entirety with the following:

As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by the Investment Adviser and computed daily and payable each calendar quarter, at the annual rates listed below as a percentage of the average daily net assets of the Rising Dividend Growth Fund:

Annual Rate	Average Daily Net Assets
0.200%	First $1 Billion
0.181%	Next $1 Billion
0.171%	Next $3 Billion
0.168%	Next $3 Billion
0.165%	Over $8 Billion

This Supplement should be retained with your Prospectus for future reference.

RDGSUBFEESTK 06-14